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                        United States
             Securities and Exchange Commission
                    Washington, DC  20549


                          FORM 8-K


                       Current Report
             Pursuant to Section 13 or 15(D) of
             the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): October 21, 1996




Commission file numbers:  United Stationers Inc.:        0-10653
                          United Stationers Supply Co.: 33-59811




                   UNITED STATIONERS INC.
                UNITED STATIONERS SUPPLY CO.
   (Exact name of Registrant as specified in its charter)





United Stationers Inc.:          Delaware                  36-3141189
United Stationers Supply Co.:    Illinois                  36-2431718
                    (State or other jurisdiction of    (IRS Employer
                    incorporation or organization)     Identification No.)





                     2200 East Golf Road
              Des Plaines, Illinois 60016-1267
                       (847) 699-5000


(Address, including zip code and telephone number, including area code, of registrant's executive offices)

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   United Stationers Inc. and United Stationers Supply Co.


Item 5.  Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, United Stationers Inc. and its wholly owned subsidiary, United Stationers Supply Co. (collectively the "Company") are hereby filing cautionary statements identifying important factors that may cause the actual results of the Company to differ materially from those projected in any forward looking statements of the Company made by, or on behalf of the Company.

Item 7.  Financial Statements and Exhibits.

Exhibit Number 99.

Cautionary Statement Regarding the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   United Stationers Inc.
                                   United Stationers Supply Co.


Dated:     October 21, 1996      By:     /s/   Daniel H. Bushell
                                          Daniel H. Bushell
                                          Executive Vice President and
                                          Chief Financial Officer